 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): May 28, 2020

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2020 Bonus Plan Amendment

As previously reported, on January 13, 2020 and on February 25, 2020, the Leadership, Development and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Amyris, Inc. (the “Company”) approved and amended, respectively, a 2020 cash bonus plan (the “Bonus Plan”), that included the cash bonus plan for the Company’s executive officers (the Company’s chief executive officer, chief financial officer and other current named executive officers). The terms, as amended, of the Bonus Plan were reported in Current Reports on Form 8-K filed by the Company with the SEC on January 17, 2020 and March 2, 2020 (the “Prior Forms”), and all such disclosures are incorporated herein by reference.

On May 28, 2020, the Committee approved the following additional modifications to the Bonus Plan (as so modified, the “Amended Bonus Plan”):

Under the Amended Bonus Plan, each of the Company’s named executive officers is eligible to receive a quarterly and an annual bonus if the Company achieves the target levels set for GAAP revenue (quarterly and annual), operating expense (quarterly and annual), product margin (quarterly) and gross margin (annual). For each of the four quarterly periods, the Amended Bonus Plan allocates 15% of the total Target Bonus Fund (as defined in the Prior Forms) and, for the annual period, it allocates 40% of the total Target Bonus Fund. The Committee has discretion to determine the amount of the bonus to be awarded to each named executive officer for each of the quarter and fiscal year periods based on the funding of the Target Bonus Fund for that period and that executive’s target bonus amount; in addition, for the fiscal year period, the Committee will include the executive’s individual performance criteria in its determination.
For purposes of the Amended Bonus Plan, “GAAP revenue” means total Company revenue as reported, “operating expense” means total cash operating expense (i.e., excludes such items as depreciation and amortization and stock compensation), “product margin” means margin generated relative to product related revenue, and “gross margin” means margin generated relative to total revenue.
2020 Equity Incentive Plan

As described in Item 5.07 below, on May 29, 2020, the Company’s stockholders, upon the recommendation of the Board, approved the 2020 Equity Incentive Plan (the “2020 Plan”), which will replace our 2010 Equity Incentive Plan. The 2020 Plan will become effective on June 22, 2020, upon expiration of our 2010 Equity Incentive Plan. A summary description of the 2020 Plan is included under section “Proposal 4 — Approval of our 2020 Equity Incentive Plan,” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2020 (the “Proxy Statement), which description is incorporated herein by reference and is qualified in its entirety by reference to the 2020 Plan, a copy of which was filed as Appendix A to the Proxy Statement, and is incorporated by reference into this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) for the following purposes:

•To elect the four Class I directors nominated by the Company’s Board of Directors (the “Board”) to serve on the Board for a three-year term (“Proposal 1”);
•To ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”);

•To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (commonly referred to as a “stockholder say-on-pay vote”) (“Proposal 3”);
•To approve the Company’s 2020 Equity Incentive Plan (“Proposal 4”);

•To approve the issuance of shares of the Company’s common stock in accordance with Nasdaq Listing Standard Rule 5635(d): (i) upon the Company’s election, and at its discretion, to pay interest and amortization on its Senior Convertible Notes due 2022 in shares of the Company’s common stock, and (ii) upon exercise of the rights and warrants issued in connection thereto, in each case, rather than being required to pay cash in lieu of any such issuances in excess of the limitation imposed by such Nasdaq rule (“Proposal 5”);
•To approve an amendment to the Company’s certificate of incorporation to increase the number of total authorized shares from 255,000,000 to 355,000,000 and the number of authorized shares of common stock from 250,000,000 to 350,000,000 (“Proposal 6”); and

•To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The following Class I directors listed in Proposal 1 were elected to the Board based on the following votes:

	For	Withhold	Broker Non-Vote
Geoffrey Duyk, M.D., Ph.D.	100,471,311	3,000,888	27,422,972
Steven Mills	100,626,443	2,845,756	27,422,972
Carole Piwnica	93,583,229	9,888,970	27,422,972
James McCann	101,761,204	1,710,995	27,422,972

Proposal 2 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
130,170,643	564,593	159,935	--
Proposal 3 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
101,434,626	1,692,203	345,370	27,422,972
Proposal 4 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
92,751,260	10,470,268	250,671	27,422,972
Proposal 5 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
100,681,545	2,575,530	215,124	27,422,972
Proposal 6 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
116,010,078	13,935,538	351,516	--

No further business was brought before the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: June 3, 2020	By:	/s/ Nicole Kelsey
Nicole Kelsey
General Counsel and Secretary